Q4 & FY’2021 Results February 24, 2022 We engineer enzymes to improve health… of people and the planet

• These slides and any accompanying oral presentation contain forward-looking statements that involve risks and uncertainties. These statements relate to future events or our future financial or operational performance and involve known and unknown risks, uncertainties and other factors that could cause our actual results or levels of activity, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” or the negative of these terms, and similar expressions and comparable terminology intended to identify forward-looking statements. These forward- looking statements represent our estimates and assumptions only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. • Other factors that could materially affect actual results or levels of activity, performance or achievement can be found in Codexis’ Form 10-K for the period ended December 31, 2020 filed with the SEC on March 1, 2021, Codexis’ Quarterly Report on Form 10-Q filed with the SEC on November 5, 2021, including under the caption “Risk Factors,” and Codexis’ other current and periodic reports filed with the SEC. If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results or levels of activity, performance or achievement may vary significantly from what we projected. • Our logo, “Codexis,” “CodeEvolver®,” “X”, and other trademarks or service marks of Codexis, Inc. appearing in this presentation are the property of Codexis, Inc. This presentation contains additional trade names, trademarks and service marks of other companies. We do not intend our use or display of other companies’ trade names, trademarks or service marks to imply relationships with, or endorsement or sponsorship of us by, these other companies. 2 Forward Looking Statements

2021-2022: Exceptional Growth For Codexis HIGHEST EVER 8th Consecutive Year of Revenue Growth Positioned for Strong 2022 Annual product revenue Annual product gross margin Number of CDXS-discovered therapeutics in the clinic Top line growth 45% to 51% Growth of 10%+ excluding Pfizer Continued growth in commercializing Performance Enzyme products Life Science Tools revenue growth of 50%+ Increasing profitability of Performance Enzyme segment Advancing three Biotherapeutics candidates toward the clinic Investing to accelerate future growth Annual sales for a Codexis product Number of newly commercialized products

Product Revenues Up Nearly 4x in Two Years1 - 20 40 60 80 100 120 140 FY20 FY21 FY22E $ m m Product Revenue $30M $112M to $118M $70M 1 Represents the projected growth from fiscal year 2020 to fiscal year 2022, based on the Company’s product revenue guidance for 2022 Strengthening Fundamentals Driving Growth 4 Growing List of Commercial Stage Products June 2019 11 commercialized products December 2021 21 commercialized products Expanding Customer Base FY’19 16 customers with >$100K average quarterly revenue FY’21 22 customers with >$100K average quarterly revenue Advancing Biotherapeutics YE 2019 1 candidate in clinical or IND-enabling stages By YE 2022 5 candidates in clinical or IND-enabling stages

Sustainable Manufacturing: Solid, Growing Base


% of Performance Enzyme's $91M 2021 Revenue
Sustainable Manufacturing - Food & Industrial 4%
Life Sciences Tools 8%
Sustainable Manufacturing - Pharma 88%

- 36% product sales 5-year CAGR
- Key customers
  - 21 of top 25 pharma companies, plus growing list of biotechs & generics
  - Industrial enzyme consumers
- Growth Drivers:
  - Engineered enzymes – enable significant manufacturing cost savings
  - Decades-long competitive advantage serving pharma customers
  - Extending into larger, faster-to-commercialize food & industrials verticals
  - Conversion of big pharma accounts to platform license deals

Exceptional Sustainable Manufacturing Results in 2021:

- Secured largest product sales opportunity in company history - **$34.5M to Pfizer for PAXLOVID™** manufacturing
- **Eleven $1M+ pharma** manufacturing client relationships, up from eight in 2020
- Established our first **two agreements** that enable continued sales of our enzymes in the **generic** chapter for **sitagliptin**
- Sales to our leading **food industry** customers, **Tate & Lyle and Kalsec**, more than doubled to >$3M in 2021
- Early development of **customer-funded** and **self-funded** projects for a range of **new food and industrial** applications

CODEXIS®

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Life Science Tools: High Growth 6 • Robust Life Science Tools sales growth – doubled in 2021 o Zero in 2018 → $3.6M in 2020 → $7.3M in 2021 • Multi-prong market penetration strategies o Launch of new products for use by multiple customers; three in 2021 o Build channel to key target customers (next gen sequencing and others) o Partner for custom opportunities – Molecular Assemblies, others • Growth Drivers: o Commercial enzymes customer adoption o Additional new product launches o Synergistic, early-stage private company partnership investments Sustainable Manufacturing - Pharma 88% Life Science Tools 8% Sustainable Manufacturing - Food & Industrial 4% % of Performance Enzymes $91M 2021 Revenue Life Science Tools Reached an Inflection Point in 2021: o First commercial sales and widening adoption of Codex® HiFi DNA Polymerase and Codex® HiCap RNA Polymerase o Launched Codex® HiTemp Reverse Transcriptase for RT-seq RNA detection o Advanced enzyme for DNA synthesis to near commercial; invested to become Molecular Assemblies 2nd largest shareholder o Continued growth in customer-funded R&D and self-funded programs for custom and 2nd generation life science applications

Biotherapeutics: Rapid Pipeline Expansion and Validation 7 1 1 1 4 8 2 1 1 1 Discovery IND EnablingResearch ClinicalPreclinical Phase I 2016 2018 2020 # of Programs 210+ By End 2022 3+ Growing, Multi-Program Partnerships with World Leaders… …While Smartly Investing To Grow Our Asset Ownership Phase 1 Clinical Stage Assets: • CDX-6114 for PKU – Fully de-risked to Nestlé • CDX-7108 for EPI – 50/50 owned with Nestlé IND-enabling Stage Assets by EOY 2022: • Two self-funded programs • One program 50/50 owned with NestléCodeEvolver® platform - a unique drug discovery engine

Biotherapeutics: Pipeline Addressing Significant Unmet Patient Needs

	Program	Discovery	Preclinical Research	IND-Enabling	Phase 1	Partner
Oral Biologics	CDX-6114 (Phenylketonuria)					Nestlé Health Science[1]
Oral Biologics	CDX-7108 (Exocrine Pancreatic Insufficiency)					Nestlé Health Science, Codexis[2]
Oral Biologics	CDX-6512 (Homocystinuria)					Wholly owned
Oral Biologics	CDX-6210 (Maple Syrup Urine Disease)					Wholly owned
Oral Biologics	Gluten Management					Wholly owned
Oral Biologics	Undisclosed GI Program					Nestlé Health Science, Codexis[2]
Oral Biologics	Undisclosed GI Program					Nestlé Health Science, Codexis[2]
Gene Therapies	Fabry Disease Transgene (CDX-6316)					Takeda[3]
Gene Therapies	Pompe Disease Transgene (CDX-6417)					Takeda[3]
Gene Therapies	Blood Factor Disorder Transgene					Takeda[3]
Gene Therapies	Lysosomal Storage Disorder Transgene					Takeda[3]
Gene Therapies	Rare Disease Gene Therapy					Wholly owned
Gene Therapies	Gene Therapy Technology					Wholly owned

[1] Nestlé Health Science licensed CDX-6114 for world-wide development; [2] Co-development by Nestlé Health Science and Codexis; [3] World-wide rights licensed to Takeda

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Strong 2021 Results 9 $105M FY’21 Total Revenue +52% 68% Gross Product Margin vs. 55% in FY’20 $117M Cash Available for Growth. No Debt $71M FY’21 Product Revenue +134% Novel Biotherapeutics Performance Enzymes $14M$91M $56M R&D Expense $49M SG&A Expense $21M Net Loss

2021 Segment Financials 10 $91M FY’21 Revenue $14M FY’21 Revenue Supported by $35M of corporate overhead expense (not allocated to either business segment) Novel BiotherapeuticsPerformance Enzymes $33M ($19M) FY’21 Income from Operations1 FY’21 Loss from Operations1 1 Represents total revenues by segment less COGS, R&D and SG&A expenses (excluding depreciation) that are directly related to the operations of each segment.

2022 Guidance $152-158M Total Revenue 65-70% Product Gross Margin $112-118M Product Revenue 11

Investing to Continue Accelerated Growth

25+
Discovery Teams
up from ~16 in 2020

Selectively Accelerate Via

- Platform Investments to Enhance Discovery Velocity
- Self-Funded Programs for Increased Speed & Value Potential
- Target Larger, Faster to Commercialize Opportunities
- Biotherapeutic Investments to Advance Pipeline Development
- High Synergy Inorganic Investments to Expand Revenue Runways

[1] As of June 30, 2021

CODEXIS®
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2022 Corporate Goals and Catalysts Life Science Tools 13 ❑ Clinical: Report top-line results for CDX-7108 Phase 1 trials before EOY ❑ IND-enabling: Advance CDX-6512 and initiate for at least two additional programs ❑ Continue to expand and advance our pipeline of partnered assets Biotherapeutics Sustainable Manufacturing ❑ Continue driving widened adoption and product commercialization in pharma manufacturing ❑ Deliver $75M+ enzyme sales to Pfizer for the manufacture of PAXLOVIDTM ❑ Step up new product offerings into larger, faster-to-commercialize food and industrial applications ❑ Grow revenues by 50%+ to $12M+, while continuing to expand customer and application base ❑ Launch product sales of DNA synthesis enzyme; enable Molecular Assemblies’ downstream success ❑ Escalate stream of new products, custom partnerships, and inorganic investments

Nasdaq: CDXS www.codexis.com